UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)
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14a-6(e)(2))
☒ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to Sec.
240.14a-12
Robinhood Ventures Fund I
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ROBINHOOD VENTURES FUND I

(the “Fund” or “RVI”)

85 Willow Road

Menlo Park, CA 94025

NOTICE OF 2026 VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

October 8, 2026

To the Shareholders of the Fund:

Notice is hereby given that the 2026 annual meeting of shareholders (the “Meeting”) of the Fund will be held virtually at the following website: www.proxydocs.com/RVI at 9:00 a.m., Pacific time, on Friday, November 20, 2026, for the purposes of considering and voting upon the following:

1.	The election of two (2) trustees of the Fund, to hold office until the annual meeting of shareholders in 2029 or until their successors shall have been duly elected and qualified; and

2.	The transaction of such other business as may properly come before the Meeting or any postponements or adjournments thereof.

These items are discussed in greater detail in the Proxy Statement.

The close of business on September 21, 2026 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.

The Board of Trustees of the Fund (the “Board of Trustees”) unanimously recommends that you vote “FOR” the election of the nominees proposed by the Board of Trustees and described in the proxy statement.

You can vote your shares at the Meeting and any adjournments or postponements thereof if the Fund’s records show that you were a shareholder of record as of the close of business on September 21, 2026, the record date for the Meeting.

It is important that your shares be represented at the Meeting and voted in accordance with your wishes. Whether or not you plan to participate at the Meeting, we urge you to complete a proxy as promptly as possible – by Internet, telephone or mail – so that your shares will be voted at the Meeting. If you hold your shares through a broker, bank, trustee or other nominee, you will need to follow the instructions provided by your broker, bank, trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the Meeting. Voting by proxy does not deprive you of your right to participate in the Meeting.

No matter how many or few shares you own, your vote and participation are very important to us.

By Order of the Board of Trustees of Robinhood Ventures Fund I

By:
Name: Lucas Moskowitz
Title: Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 20, 2026

THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, PROXY STATEMENT AND PROXY CARD FOR THE FUND ARE AVAILABLE AT

WWW.PROXYVOTE.COM

ROBINHOOD VENTURES FUND I

(the “Fund” or “RVI”)

2026 VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

To be Held on November 20, 2026

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Fund for use at the 2026 virtual annual meeting of shareholders of the Fund (the “Meeting”), to be held solely by means of remote communication at www.proxydocs.com/RVI at 9:00 a.m., Pacific time, on Friday, November 20, 2026, and at any postponements or adjournments thereof.

This Proxy Statement and the accompanying materials and the notice of internet availability of proxy materials (“Notice”) were provided to shareholders on or about October 8, 2026.

We encourage you to vote your shares via the Internet, by telephone or by signing, dating and returning the proxy card. Voting instructions are printed on the Notice and on the proxy card and are included in this proxy statement. Any person giving a proxy has the power to revoke it any time prior to the Meeting and shareholders who participate at the Meeting may withdraw their proxies and vote online. If you provide voting instructions, either via the Internet, by telephone or by signing, dating and returning the proxy card, and the Fund receives your voting instructions by 11:59 PM Eastern Time on November 19, 2026, the persons named as proxies will vote your shares in the manner that you specified.

Methods of Proxy Solicitation

The Company will bear the expenses of the solicitation of proxies. In addition to the solicitation of proxies by internet or mail, officers of the Fund and officers and regular employees of Robinhood Ventures DE, LLC (the “Adviser”), Equiniti Trust Company, LLC (“EQ”), the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (“US Bank”), the Fund’s administrator, and affiliates of the Adviser, EQ, US Bank or other representatives of the Fund may also solicit proxies by telephone, email, the internet or in person. No additional compensation will be paid to such officers and regular employees for such services. The expenses incurred in connection with the solicitation of proxies, including costs related to the tabulation of proxies, the fees of the proxy soliciting agent, and the cost of preparation, printing and mailing of the Proxy Statement and its enclosures, will be paid for by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s Shares (as defined below) and obtaining their proxies. The Fund has engaged Mediant Communications Inc., a BetaNXT business (“Mediant”), to assist in the distribution of proxy materials, collect voting instructions, and serve as master tabulator. Mediant will also serve as the Inspector of Election.

If the Fund does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote.

The Fund will furnish a copy of its most recent annual report, which includes its audited financial statements for the fiscal year ended March 31, 2026, and semi-annual report for the six months ended September 30, 2026, when available, to any shareholder upon request, without charge. Requests for the annual and semi-annual reports may be made by mail to the Fund at 85 Willow Road, Menlo Park, CA 94025, by calling the Fund at 877-389-1648, or via the internet at https://robinhood.com/us/en/ventures/rvi.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted “FOR” the proposal listed in the Notice of 2026 Virtual Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

The holders of one third of the Shares entitled to vote on any matter at the Meeting present in person or by proxy shall constitute a quorum at the Meeting for purposes of conducting business. In the absence of a quorum, the Meeting may be adjourned by either a vote of a majority of the Shares present and entitled to vote at the Meeting, or by the chair of the Meeting in his sole discretion. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment. Notice of the date, time and place to which the Fund’s Meeting is adjourned shall be given at least ten days and not more than ninety days prior to such date. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the original Meeting date.

The close of business on September 21, 2026, has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Fund’s Meeting and all adjournments thereof. The Record Date shall continue to apply to the Fund’s Meeting if adjourned, except if the Meeting is adjourned to a date more than 120 days after the original Meeting date, in which case a new record date will be determined. Any proxy statement received from a shareholder of record on both the Record Date and the new record date shall remain in full force and effect unless explicitly revoked by such shareholder.

The Fund has one class of capital stock: common shares of beneficial interest, without par value (the “Shares”). Each full Share shall be entitled to one vote and fractional Shares shall be entitled to a vote of such fraction. As of the Record Date, there were 27,247,215 Shares outstanding.

The Meeting will be held in a virtual meeting format only. The online meeting format for the Meeting will enable full and equal participation by all Fund shareholders from any place in the world. We designed the format of the Meeting to ensure that Fund shareholders who attend the Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance shareholder access, participation and communication through online tools. Shareholders may submit and upvote questions to the Fund ahead of the meeting using the Q&A platform developed by Say Technologies (“Say”). You may visit https://app.saytechnologies.com/robinhood-ventures-fund-i-2026-annual to submit and upvote questions (or you may do so directly in your brokerage’s investing app, if supported). The Q&A platform will be open to submit and upvote questions starting November 11, 2026, at 5:00 p.m. Pacific time. Shareholders will be able to submit and upvote questions until November 19, 2026, at 5:00 p.m. Pacific time. We will address a selection of the most upvoted questions during the meeting.

We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast. If you encounter any difficulties while accessing the Meeting during the check-in or meeting time, a technical assistance phone number will be made available on the Meeting registration page, 15 minutes prior to the start time of the Meeting. The virtual meeting platform is fully supported across browsers (Firefox, Chrome, Edge and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable @software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Meeting.

To authorize a proxy to vote electronically via the Internet, go to www.proxypush.com/RVI and follow the instructions. Please have your Notice or proxy card in hand when accessing the website, as it contains a control number required to record your voting instructions via the Internet. If you have access to a touch-tone telephone, you may authorize your proxy by dialing 1-866-883-6448 and following the recorded instructions. You will need the control number included on your Notice or proxy card in order to record your voting instructions by telephone. If you hold shares through a broker, bank, trustee or nominee and want to participate in the Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee. Online check-in will begin at 8:45 a.m., Pacific Time on November 20, 2026. Please allow time for online check-in procedures. If you requested a paper copy of our proxy materials, follow the instructions printed on the paper proxy card to authorize a proxy to vote via the Internet, by telephone or by completing and returning the paper proxy card. The individuals named and designated as proxies will vote your shares in accordance with your instructions.

You may cast one vote for each share of common shares of beneficial interest of the Fund that you owned as of the Record Date for each matter submitted for a vote at the Meeting. Each share of the Fund’s common shares of beneficial interest has equal voting rights with all other shares of the Fund’s common shares of beneficial interest, which is the only class of voting securities outstanding of the Fund. As of the close of business on the Record Date, the Fund had 27,247,215 shares of beneficial interest outstanding.

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matter:

PROPOSAL 1:

ELECTION OF NOMINEES

TO THE FUND’S BOARD OF TRUSTEES

Nominees for RVI’s Board of Trustees

RVI’s Board is divided into three classes, with each class having a term of three years. Each year, the term of office for one class will expire. Listed below are the nominees for the Fund, each of whom is currently a Trustee. Meredith Whitney and Shiv Verma have been nominated by the Board for election to a three-year term to expire at the Fund’s 2029 Annual Meeting of Shareholders, until such Trustees’ successors are duly elected and qualified.

	Class	Expiration of Term if Elected

Independent Trustee/Nominee

Meredith Whitney	Class I	2029 Annual Meeting

Interested Trustee/Nominee

Shiv Verma	Class I	2029 Annual Meeting

Unless authority is withheld, it is the intention of the person[s] named in the proxy to vote the proxy “FOR” the election of the nominees named above. The nominees have indicated that they have consented to serve as Trustees if elected at the Meeting. If the designated nominees decline or otherwise become unavailable for election, however, the proxy confers discretionary power on the person[s] named therein to vote in favor of a substitute nominee or nominees.

Information about each Nominee’s Professional Experience and Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Nominee that warrant their consideration as a Trustee candidate to the Board of Trustees of the Fund.

The Trustees were selected to join the Board of Trustees based upon the following as to each Trustee: their character and integrity; their service as members of other boards of directors; their willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to Ms. Whitney, her status as not being an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”); and, as to Mr. Verma, his roles with Robinhood Markets, Inc. (“Robinhood”) and Robinhood Ventures DE, LLC (the “Adviser”). No factor, by itself, was controlling.

In addition to the information provided in the biographical information and table included below, each Nominee possesses the following attributes: Ms. Whitney, experience in macro and strategy-driven investment research and leadership experience within the financial services industry; and Mr. Verma, experience as an executive and leadership roles with Robinhood. References to the qualifications, attributes and skills of the Trustees are made pursuant to requirements of the U.S. Securities and Exchange Commission (“SEC”), do not constitute holding out the Boards of Trustees or any Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such Trustee or on the Board of Trustees by reason thereof.

Ms. Whitney is the CEO of Meredith Whitney Advisory Group, LLC, a macro and strategy-driven investment research firm. Ms. Whitney has over 25 years of leadership experience within the financial services industry. Ms. Whitney also serves as a board member for Enhanced Investment Products, as a senior adviser for the Boston Consulting Group, and is a member of the Advisory Board for the Payne Institute. From April 2021 to February 2022 she was CFO of Kindbody. Ms. Whitney holds a Bachelor of Arts degree from Brown University.

Mr. Verma is the President of the Adviser and the Chief Financial Officer at Robinhood Markets, Inc. Mr. Verma previously was the SVP of Finance & Strategy and Treasurer at Robinhood Markets, Inc. from 2025 to February 2026 and VP of Finance & Strategy and Treasurer at Robinhood Markets, Inc. from 2021 to 2025. Mr. Verma has responsibilities for the Finance, Treasury, Corporate Strategy, and Corporate Development teams at Robinhood Markets, Inc. Prior to Robinhood, Mr. Verma held roles at Oportun, PIMCO, Franklin Templeton Investments, Symphony Asset Management, JPMorgan, and the Oakland A’s. Mr. Verma received a B.A. in Economics from Stanford University and an MBA from UCLA.

Required Vote

The election of each of Ms. Whitney and Mr. Verma as Class I Trustees requires the affirmative vote of the holders of a plurality of the votes cast by holders of the Fund’s common shares of beneficial interest represented at the Meeting, if a quorum is present. Plurality voting simply means that the number of Nominees getting the highest number of affirmative votes cast at the Meeting will be elected. Neither a properly executed proxy marked “withhold” nor “broker non-votes” will affect the outcome of this proposal. Because the Nominees are running unopposed, they will be elected to the Board of Trustees so long as a single vote is cast in favor of their election.

THE FUND’S BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,

UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR”

THE ELECTION OF THE FUND’S NOMINEES.

Additional Information about each Trustee/Nominee and the Fund’s Officers

Set forth in the table below are the Trustees/Nominees and Officers of the Funds, as well as their birth year, information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee(2)	Other Directorships Held by the Trustee During the Past Five Years
INDEPENDENT TRUSTEES:
Meredith Whitney Birth Year: 1969	Trustee (Class I), Chairperson of Nominating and Governance Committee and member of Audit Committee	Trustee Since Inception Term Expires (if elected): 2029	Ms. Whitney is the CEO of Meredith Whitney Advisory Group, LLC, a macro and strategy-driven investment research firm. She also serves as a senior adviser for the Boston Consulting Group. From April 2021 to February 2022, Ms. Whitney was CFO of Kindbody, a health and technology company.	2	Ms. Whitney currently serves as a board member for Enhanced Investment Products and is also a member of the Advisory Board for the Payne Institute.
Michael J. Gallagher Birth Year: 1962	Trustee (Class III), Chairperson of Audit Committee and member of Nominating and Governance Committee	Trustee Since Inception Term Expires: 2027	Mr. Gallagher served as a partner of PricewaterhouseCoopers (“PwC”) (including predecessor firms) from 1996 to 2023.	2	None
Jill E. Sommers Birth Year: 1968	Lead Independent Trustee (Class II) and member of Audit and Nominating and Governance Committee	Trustee Since Inception Term Expires: 2028	Ms. Sommers is currently a financial services consultant at Jill Sommers LLC. She previously served as a senior advisor for Patomak Global Partners, a risk management and compliance consulting firm, from May 2014 to February 2025.	2

Ms. Sommers is currently a Director of the Minneapolis Grain Exchange (since February 2024), IMC Trading (since January 2025), Bloomberg SEF (since April 2025) and Canton Strategic Holdings, Inc. (since February 2025). She was a Director for LedgerX from August 2022 to January 2026, for Cboe Global Markets from May 2018 to June 2022, and for Cboe Options/Futures Exchange/SEF (formerly BATS) from August 2013 to August 2022.

INTERESTED TRUSTEES(3)
Shiv Verma Birth Year: 1985	Trustee (Class I), Chairperson of the Board of Trustees	Trustee Since Inception Term Expires (if elected):2029	Mr. Verma is the President of the Adviser. Mr. Verma is also the Chief Financial Officer of Robinhood Markets, Inc. starting in February 2026. He	2	Mr. Verma served as a Director of Robinhood Poland sp. Z o.o from May 2023 to January 2025, Robinhood International, Inc. from January 2022 to February 2024, Pluto Capital, Inc. from

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee(2)	Other Directorships Held by the Trustee During the Past Five Years
			previously was the SVP of Finance & Strategy and Treasurer at Robinhood Markets, Inc. from 2025 to February 2026 and VP of Finance & Strategy and Treasurer at Robinhood Markets, Inc. from 2021 to 2025.		May 2024 to March 2025, Robinhood Credit, Inc. from July 2023 to April 2024, Say Technologies LLC from August 2021 to September 2021, A Say Inc. from August 2021 to September 2021 and Nottinghood Technologies India Private Limited from June 2022 to October 2024.
Sarah Pinto Birth Year: 1982	Trustee (Class II), President	Trustee Since Inception Term Expires: 2028	Ms. Pinto is the Chief Investment Officer of the Adviser. Ms. Pinto previously led growth-stage venture investing at Emerson Collective, a venture capital and philanthropy firm, from 2018-2026.	2	Ms. Pinto served as a Board Director at Ready Responders, Inc (dba MyLaurel Health) from 2020 until 2025, as Board Observer at Pioneer Works, Inc (dba Homebase) from 2023 until 2025, as Member of the LP Advisory Committee for Town Hall Ventures from 2020 until 2025, and as Member of the LP Advisory Committee for Full In Partners from 2020 to 2025.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
OFFICERS
Sarah Pinto Birth Year: 1982	President and Trustee	Officer Since January 2026 Term of Office: Indefinite	Ms. Pinto serves as the Chief Investment Officer of the Adviser. Ms. Pinto previously led growth-stage venture investing at Emerson Collective for over seven years from 2018 to 2026.
Josh Hunter(4) Birth Year: 1981	Assistant Treasurer, Principal Financial Officer and Principal Accounting Officer	Officer Since January 2026 Term of Office: Indefinite

Mr. Hunter has served as a fund treasurer and principal financial officer at ACA Group since 2015. In that role, he currently serves as principal financial officer and treasurer of AGF Investments Trust (since 2015), NEOS ETF Trust (since 2021) and FIS Trust (since August 2026) and previously served in similar capacities for Precidian ETFs Trust (2015 to 2024), OSI ETF Trust (2016 to 2022), Global Beta ETF Trust (2019 to 2022), TCW ETF Trust (2021 to 2025) and Tema ETF Trust (2022 to 2026).

Hom Whe Tan Birth Year: 1983	Chief Compliance Officer	Officer Since January 2026 Term of Office: Indefinite

Ms. Tan serves as Chief Compliance Officer of the Adviser. Previously, she served as Vice President, Regulatory & Compliance at iCapital Network from 2022 through 2025. Prior to joining iCapital, she was a Director on the Portfolio Compliance team and Head of the Liquidity Risk Management Committee at Cohen & Steers, beginning in 2020.

Lucas Moskowitz Birth Year: 1980	Secretary	Since August 2026 Term of Office: Indefinite	Mr. Moskowitz serves as General Counsel at Robinhood Markets, Inc. since March 2024. He previously served as Deputy General Counsel, Regulatory, Litigation, and Government Affairs at Robinhood Markets, Inc. from 2020 until March 2024.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Aaron Ellias Birth Year: 1985	Counsel and Assistant Secretary	Officer Since January 2026 Term of Office: Indefinite

Mr. Ellias serves as Assistant General Counsel, Asset Management at Robinhood Markets, Inc. since 2024. He previously worked as Branch Chief and Senior Counsel in the Chief Counsel’s Office of the Division of Investment Management at the U.S. Securities and Exchange Commission from 2021 to 2024. Prior to that, Mr. Ellias was a partner in the Investment Funds group at Kirkland & Ellis.

Christian Lymn Birth Year: 1975	Assistant Secretary	Since August 2026 Term of Office: Indefinite	Mr. Lymn serves as Director and Associate General Counsel, Corporate and M&A at Robinhood Markets, Inc. since January 2025. He previously served as Senior Director, Legal - Corporate and M&A at Uber Technologies, Inc. between 2015 to 2023.
Manan Shah Birth Year: 1979	Treasurer	Officer Since January 2026 Term of Office: Indefinite	Mr. Shah, MBA, currently serves as Vice President, Corporate Treasurer at Robinhood Markets, Inc. since August 2026. He previously served as Senior Director, Corporate Treasurer of Robinhood Markets, Inc. from 2024 to August 2026. Prior to that, he held the position of executive director of U.S. Banks Strategy at Morgan Stanley from 2022 to 2024, and served as SVP and treasurer at American Challenger Development Corporation from 2021 to 2022. Prior to that, Mr. Shah was executive director of treasury at E*TRADE for 17 years, overseeing areas such as liquidity risk management, capital structure, and enterprise cash management.
(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is c/o the Secretary of the Fund at 85 Willow Road, Menlo Park, CA 94025.

(2)	“Fund Complex” comprises registered investment companies and business development companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.

(3)	These Trustees are deemed to be “interested persons” of the Fund as defined in the 1940 Act by reason of their positions with the Adviser and/or the parent of the Adviser.

(4)

The Fund has engaged ACA Group to provide a qualified individual to serve as Assistant Treasurer, Principal Financial Officer and Principal Accounting Officer. Mr. Hunter is an employee of ACA Group and serves in these capacities pursuant to the Fund’s arrangement with ACA Group.

Beneficial Ownership of Equity Securities Held in the Fund Complex by each Trustee/Nominee

Set forth in the table below is the dollar range of equity securities held in the Fund and on an aggregate basis for the entire family of Investment Companies overseen by each Trustee.

Trustee/Nominee	Dollar Range[1] of Equity Securities Held in RVI:	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies[2]
Michael J. Gallagher	over $100,000	over $100,000
Jill E. Sommers	None	None
Meredith Whitney	None	None
Sarah Pinto	None	over $100,000
Shiv Verma	None	None

(1)

This information has been furnished by each Trustee and nominee for election as Trustee as of September 21, 2026. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)

The term “Family of Investment Companies” comprises registered investment companies and business development companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.

Trustee Transactions with Fund Affiliates

Independent Trustees are required to disclose any direct or indirect relationship that they, or their immediate family members, have had since the beginning of the two most recently completed fiscal years with certain persons, including the Fund’s principal underwriter. An Independent Trustee has agreed to provide the following disclosures in accordance with such requirements. The Independent Trustee maintains that the existence of these facts or circumstances have not, or do not, in any manner, affect her ability to serve as an impartial and Independent Trustee. Ms. Jill E. Sommers is a principal of the consulting firm Jill Sommers LLC. During calendar year 2025, Jill Sommers LLC charged Goldman Sachs & Co. LLC $140,000 for consulting services provided.

Trustee Compensation

The following table sets forth certain information regarding the compensation of the Fund’s Trustees for the fiscal year ended March 31, 2026. The Fund does not pay compensation to Trustees who are officers or employees of the Adviser or any affiliate thereof.

Name of Trustee/ Nominee	RVI	Total Compensation Paid From the Fund Complex[1]
Michael J. Gallagher	$24,452	$24,452
Jill E. Sommers	$23,493	$23,493
Meredith Whitney	$23,493	$23,493

(1)	As of March 31, 2026, the Fund was the only fund in the Fund Complex.

As of the date hereof, the Independent Trustees are entitled to receive, as compensation for their services to the Fund and to Robinhood Ventures Fund II (“RVII”) from the Fund and from RVII an annual retainer of $200,000, paid in quarterly increments of $50,000, plus reimbursement for expenses incurred in connection with service as a Trustee. The Lead Independent Trustee (as defined below) receives additional compensation of $2,500 per annum ($625 per quarter) from each of RVI and RVII. The Chairperson of the Audit Committee receives additional compensation of $7,500 per annum ($1,875 per quarter) from each of RVI and RVII, and the Chairperson of the Nominating and Governance Committee receives additional compensation of $2,500 ($625 per quarter) from each of RVI and RVII. The Fund does not pay compensation to Trustees who are officers or employees of the Adviser or any affiliate thereof.

The Board of Trustees met one time during the fiscal year ended March 31, 2026. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any committee of which they are a member.

Board Leadership Structure

The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board is currently comprised of five Trustees, three of whom are Independent Trustees. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

The Board has appointed a Chairperson, Shiv Verma, who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. In addition, the Chairperson acts as a liaison with officers, counsel and other Trustees between meetings of the Board. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. The Board has established two standing committees and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board has determined that its leadership structure, in which the Chairperson of the Board is an interested person of the Fund, is appropriate because the Independent Trustees believe that an interested Chairperson has a personal and professional stake in the quality and continuity of services provided by management to the Fund.

In addition, Ms. Sommers serves as the lead Independent Trustee of the Board (the “Lead Independent Trustee”) and, among other things, chairs executive sessions of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Fund’s management between Board meetings.

The Board and its committees meet periodically throughout the year to oversee the Fund’s activities, including through the review of the Fund’s contractual arrangements with service providers and the Fund’s financial statements, compliance with regulatory requirements, and performance. The Board may also establish informal working groups from time to time to review and address the policies and practices of the Fund or the Board with respect to certain specified matters. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including a majority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund because it allocates responsibilities among the committees and the Board in a manner that further enhances effective oversight. The Board may at any time and in its discretion change this leadership structure.

Board’s Role in Risk Oversight

The day-to-day business of the Fund, including the day-to-day management and administration of the Fund and of the risks that arise from the Fund’s investments and operations, is performed by third-party service providers, primarily the Adviser or its affiliates. Consistent with its responsibility for oversight of the Fund, the Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Fund include, among others, investment risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Fund. Under the oversight of the Board, the service providers to the Fund employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Fund and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business and consequently, for managing risks associated with that activity. Each of the Adviser and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. Accordingly, Board oversight of different types of risks may be handled in different ways. As part of the Board’s periodic review of each Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

The Board oversees risk management for the Fund directly and through the committee structure it establishes. For instance, the Audit Committee receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. Each committee reports its activities to the Board on a regular basis. The Board also oversees the risk management of the Fund’s operations by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including, in particular, the Fund’s Chief Compliance Officer and the independent registered public accounting firm. In this connection, the Board requires officers of the Fund to report a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Fund’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the adequacy of the policies and procedures of the Fund and certain service providers and the effectiveness of their implementation. The Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Funds’ performance. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Fund. With respect to portfolio securities and assets of the Fund for which market quotations are not readily available or are deemed not reliable, which are expected to represent a substantial portion of the Fund’s investments, the Fund values such securities at fair value as determined in good faith by the Adviser according to written valuation procedures, which has been appointed the Fund’s “Valuation Designee,” under the oversight of the Board.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser or its affiliates and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of whom has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the Adviser. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund, and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations. The Board may at any time and in its discretion change how it administers its risk oversight function.

Board Committees

The Trustees have determined that the efficient conduct of the Fund’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet periodically, either in conjunction with regular meetings of the Trustees or otherwise. The committees of the Board are the Nominating and Governance Committee and the Audit Committee.

Nominating and Governance Committee.

The Board has a Nominating and Governance Committee, which is composed of Jill E. Sommers, Michael J. Gallagher and Meredith Whitney, each of whom is an Independent Trustee and is “independent” as defined by NYSE listing standards. The Nominating and Governance Committee acts according to the Nominating and Governance Committee charter (the “Nominating and Governance Committee Charter”),which is available on the Fund’s website at https://robinhood.com/us/en/ventures/rvi. Meredith Whitney serves as Chairperson of the Nominating and Governance Committee. The Fund’s Nominating and Governance Committee did not meet during the fiscal year ended March 31, 2026.

The purpose of the Nominating and Governance Committee is to review matters pertaining to the composition, committees, and operations of the Board. As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to qualified candidates for the Board in the event that a position is vacated or created. The Nominating and Governance Committee will consider Trustee nominations made by Shareholders. In considering candidates submitted by Shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a Shareholder must send the nomination (which nomination must include the name of the shareholder and evidence of the shareholder’s status as a shareholder, as well as biographical information and qualifications of the candidate) in writing to the Fund’s Nominating and Governance Committee, c/o Secretary, Robinhood Ventures DE, LLC, 85 Willow Road, Menlo Park, California, 94025. Additional requirements and procedures relating to Shareholder submissions of such candidates are set forth in the Fund’s Bylaws, which are available on www.sec.gov.

Valuation Committee.

The Fund does not have a Valuation Committee. The Board of Trustees has delegated to the Adviser the day-to-day responsibility for implementing the valuation process, pursuant to policies and procedures approved by the Board of Trustees.

Compensation Committee.

The Fund does not have a Compensation Committee. However, the Nominating and Governance Committee also reviews compensation arrangements for the Independent Trustees and submits its recommendations with respect thereto to the Board of Trustees.

Audit Committee.

The Board has an Audit Committee, which is composed of Jill E. Sommers, Michael J. Gallagher and Meredith Whitney, each of whom is an Independent Trustee and is “independent” as defined by NYSE listing standards. Michael J. Gallagher serves as Chair of the Audit Committee.

The Fund’s Audit Committee met one time during the fiscal year ended March 31, 2026. The Fund’s Audit Committee is composed of three Independent Trustees, namely Mr. Gallagher and Mses. Sommers and Whitney. None of the members of the Audit Committee is an “interested person” of the Fund.

Based on the findings of the Audit Committee, the Board of Trustees has determined that Michael J. Gallagher is the Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE Listing Standards. Michael J. Gallagher serves as the Chairperson of the Audit Committee.

A copy of the Audit Committee Charter, which was most recently reviewed by the Fund’s Board of Trustees on May 21, 2026, is available on the Fund’s website at https://robinhood.com/us/en/ventures/rvi.

Audit Committee Report

The Audit Committee acts according to the Audit Committee charter (the “Audit Committee Charter”). Michael J. Gallagher has been appointed as Chairperson of the Audit Committee of the Fund’s Board of Trustees.

The Audit Committee is generally responsible for certain oversight matters, such as reviewing the Fund’s systems for accounting, financial reporting and internal controls and, as appropriate, the internal controls of certain service providers, overseeing the quality and integrity of the Fund’s financial statements (and the independent audit thereof), as well as the qualifications, independence and performance of the Fund’s independent registered public accounting firm. The Audit Committee is also responsible for recommending to the Board the appointment, retention and termination of the Fund’s independent registered public accounting firm and acting as a liaison between the Board and the Fund’s independent registered public accounting firm.

The Audit Committee is also required to prepare an audit committee report to be included in the Fund’s annual proxy statement as required by Item 407(d)(3)(i) of Regulation S-K.

As set forth in the Audit Committee Charter, the function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control, and the independent auditor’s responsibility to plan and carry out an audit in accordance with professional standards based upon the nature of the assignment. The independent auditor is ultimately accountable to the Fund’s Board of Trustees and Audit Committee, as representatives of the Fund’s shareholders. The independent auditor for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on May 21, 2026, the Audit Committee reviewed and discussed with management of the Fund and the independent auditor, Ernst & Young LLP, the audited financial statements of the Fund as of and for the fiscal year ended March 31, 2026, and discussed the audit of such financial statements with the independent auditor.

In addition, the Audit Committee discussed with the independent auditor the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent auditor required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee also received from the independent auditor the written disclosures and letters required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended March 31, 2026.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD OF TRUSTEES

Michael J. Gallagher, Audit Committee Chairperson

Jill E. Sommers

Meredith Whitney

October 7, 2026

The material in this Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Fund under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Other Board Related Matters

The Fund does not require Trustees to attend the Annual Meeting of Shareholders.

REQUIRED VOTE

The election of Meredith Whitney (Class I) and Shiv Verma (Class I) as Trustees of the Fund requires the affirmative vote of a plurality of the Shares cast at the Meeting at which a quorum is present.

THE FUND’S BOARD OF TRUSTEES, INCLUDING THE “NON-INTERESTED” TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE FUND’S NOMINEES.

Application of Control Share Statute

Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition provisions (the “Control Share Statute”) contained in Subchapter III of Delaware Statutory Trust Act (the “DSTA”). The Control Share Statute became automatically applicable to listed closed-end funds organized as Delaware statutory trusts upon its effective date of August 1, 2022.

In general, the Control Share Statute limits the ability of holders of “control beneficial interests” to vote their shares of a fund above various threshold levels that start at 10% unless the other shareholders of such fund vote to reinstate those rights. “Control beneficial interests” are aggregated to include the holdings of related parties and shares acquired before the effective date of the Control Share Statute. A fund’s board of trustees may exempt acquisitions from the application of the Control Share Statute, and the Fund’s Board has exempted Shares held or acquired by Robinhood Markets, Inc. or by any of its affiliates or associates from the application of the Control Share Statute.

The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

The following tables show the beneficial ownership of Shares by each of the Trustees, the Trustees and Officers of the Fund as a group, and the persons or organizations known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Shares. As of the Record Date, none of the Independent Trustees nor their immediate family members owned any shares of the Adviser or of any entity controlling, controlled by, or under common control with the Adviser (not including registered investment companies).

Trustees and Executive Officers

Name & Address[1]	Percentage of Shares Held	Total Shares Owned
Common Shares[2]
Independent Trustees
Michael J. Gallagher	0.01%	4,000
Jill E. Sommers	0.00%	0
Meredith Whitney	0.00%	0
Interested Trustees
Sarah Pinto	0.00%	0
Shiv Verma	0.00%	0
Officers
Sarah Pinto	0.00%	0
Josh Hunter	0.00%	0
Manan Shah	0.00%	0
Lucas Moscowitz	0.00%	0
Aaron Ellias	0.00%	0
Christian Lymn	0.00%	0
Hom Whe Tan	0.00%	0
All Trustees and Officers as a Group	0.01%	4,000

(1)	The address of each Trustee and Officer is c/o Secretary, Robinhood Ventures Fund I, 85 Willow Road, Menlo Park, CA 94025.

(2)	The table above shows Trustees’ and Officers’ ownership of Shares of the Fund as of September 21, 2026.

5% or Greater Shareholders

Name and Address	Percentage of Shares Held	Total Shares Owned
Common Shares(a)
Robinhood Markets, Inc. 85 Willow Road Menlo Park, CA 94025	47.65%	12,984,209

(a)

The table above shows 5% or greater shareholders’ ownership of Shares as of September 21, 2026. The information contained in this table is based on Schedule 13G filings made on or before September 21, 2026.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Ernst & Young LLP (“Ernst & Young”), One Manhattan West, New York, New York 10001, served as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ended March 31, 2026. The Fund does not know of any direct financial or material indirect financial interest of Ernst & Young LLP in the Fund. Representatives from Ernst & Young are not expected to be present at the Meeting to make a statement or respond to questions from shareholders.

Principal Accounting Fees and Services

The Fund commenced its operations on September 5, 2025. The following table sets forth for the Fund the aggregate fees billed by Ernst & Young LLP for the Fund’s last fiscal year for:

(1)

Audit Fees for professional services provided for the audit of the Fund’s annual financial statements or services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements;

(2)	Audit-Related Fees for assurance and related services provided that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees”;

(3)	Tax Fees for professional services provided for tax compliance, tax advice and tax planning;

(4)	All Other Fees for products and services provided other than those services reported in above under “Audit Fees,” “Audit Related Fees” and “Tax Fees”; and

(5)

Non-Audit Fees for services rendered to the Fund, and rendered to the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund.

Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Non-Audit Fees
3/31/2026	3/31/2026	3/31/2026	3/31/2026	3/31/2026
$315,000	$270,000	$25,000	—	—

The Audit Committee Charter requires that the Audit Committee pre-approve (i) all audit and non-audit services that the Fund’s independent auditor provides to the Fund, and (ii) all non-audit services that the Fund’s independent auditor provides to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; provided that the Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee prior to their ratification by the Audit Committee. All of the audit, audit-related, tax and tax services provided by Ernst & Young LLP described above for the fiscal year ended March 31, 2026 were pre-approved by the Audit Committee.

The Adviser and Administrator

Robinhood Ventures DE, LLC is the Fund’s investment adviser, and its business address is 85 Willow Road, Menlo Park, CA 94025. US Bank is the administrator for the Fund, and its business address is 777 E. Wisconsin Ave, Milwaukee, WI 53202.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s officers, portfolio managers and Trustees, the Adviser, affiliated persons of the Adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s Shares to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed with the SEC and upon representations that no other applicable Section 16(a) forms were required to be filed, the Fund believes that during the fiscal year ended March 31, 2026, all Section 16(a) filing requirements applicable to the Fund’s officers, Trustees and greater than 10% beneficial owners were complied with.

Broker Non-Votes and Abstentions

The affirmative vote of a plurality of the Shares cast in the election of Trustees at the Meeting at which a quorum is present shall be the act of the shareholders with respect to the election of the nominees.

Neither a properly executed proxy marked “withhold” nor “broker non-votes” will affect the outcome of this proposal, although they will be considered present for the purpose of determining the presence of a quorum. Because the Nominees are running unopposed, they will be elected to the Board of Trustees so long as a quorum is present and a single vote is cast in favor of their election.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semi-Annual Report for the period ended September 30, 2026 (if published after the Meeting), and, if the Semi-Annual Report it published before the Meeting, in the Annual Report for the period ended March 31, 2027.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SHAREHOLDER COMMUNICATIONS WITH BOARD OF TRUSTEES

Shareholders may mail written communications to the Fund’s full Board of Trustees, to committees of the Board or to specified individual Trustees in care of the Secretary of the Fund, 85 Willow Road, Menlo Park, CA 94025. All shareholder communications received by the Secretary will be forwarded promptly to the Board of Trustees, the relevant Board of Trustees’ committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board of Trustees, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

SHAREHOLDER PROPOSALS

To submit a shareholder proposal for the Fund’s 2027 annual meeting for inclusion in the Fund’s proxy statement and form of proxy pursuant to Rule 14a-8 under the Exchange Act, a shareholder is required to send the Fund a notice of, and specified information with respect to, such proposal by June 10, 2027. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal for inclusion in the Fund’s proxy materials is referred to Rule 14a-8 under the Exchange Act.

In addition, a shareholder may present proposals to be considered at the 2027 meeting of shareholders without including such proposals in the Fund’s proxy statement or form of proxy. For any such business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund and such business must otherwise be a proper matter for action by the shareholders. Pursuant to the Fund’s Bylaws, to be timely, a shareholder’s notice must set forth all the information required by the Fund’s Bylaws and must be delivered to the Secretary of the Fund at the principal executive office of the Fund, not earlier than June 23, 2027 and not later than 5:00 p.m., Eastern time, on July 23, 2027. However, in the event that the date of the annual meeting in 2027 is advanced or delayed by more than thirty (30) days from the first anniversary of the date of the annual meeting in 2026, such notice by the shareholder, to be timely, must set forth all information required under the Fund’s Bylaws and must be delivered not earlier than the one hundred fiftieth (150th) day prior to the date of such annual meeting in 2027, and not later than 5:00 p.m., Eastern time, on the later of the one hundred twentieth (120th) day prior to the date of such annual meeting, as originally convened, or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

In accordance with Rule 14a-4(c) under the 1934 Act, the Fund may exercise discretionary voting authority with respect to any shareholder proposals for the annual meeting of Shareholders to be held in 2027 not included in the proxy statement and form of proxy card which are not submitted to the Fund within the time frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances permitted by Rule 14a-4(c) and SEC guidance related thereto. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy card.

YOU CAN VOTE FOR THE NOMINEES AND ON THE OTHER MATTER VIA THE INTERNET, BY TELEPHONE, OR BY COMPLETING AND RETURNING THE PROXY CARD. VOTING INSTRUCTIONS ARE PRINTED ON YOUR NOTICE AND PROXY CARD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO VOTE BY PROXY AS SOON AS POSSIBLE; VOTING BY INTERNET, TELEPHONE OR BY MAILING THE PROXY CARD ARE AVAILABLE OPTIONS.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports, proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single annual report, proxy statement or notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single annual report, proxy statement and notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Shareholders will continue to receive separate proxy cards. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report, proxy statement, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You can also request prompt delivery of a copy of the proxy statement and annual report by contacting the Fund at c/o Robinhood Ventures DE, LLC, 85 Willow Road, Menlo Park, CA 94025.

P.O. BOX 8016, CARY, NC 27512 9903 Robinhood Ventures Fund I Internet: Annual Meeting of Shareholders www.proxypush.com/RVI For Shareholders of record as of September 21, 2026 Friday, November 20, 2026 9:00 AM, Pacific Time Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/RVI for more details. Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-883-6448 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mail: YOUR VOTE IS IMPORTANT! Mark, sign and date your Proxy Card PLEASE VOTE BY: 11:59 PM, Eastern Time, November 19, 2026. Fold and return your Proxy Card in the postage-paid envelope provided This proxy is being solicited on behalf of the Board of Trustees The undersigned hereby appoints Aaron Ellias, Christian Lymn, and Jennifer Cho (the “Named Proxies”), and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the common shares of beneficial interest Robinhood Ventures Fund I which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. If this proxy is properly executed and returned in time to be voted at the meeting, the shares represented by this proxy will be voted “FOR” each of the trustee nominees listed on the reverse side. If any trustee nominee is unable to serve or for good cause will not serve, this proxy confers discretionary authority on the Named Proxies to vote for a substitute nominee designated by the Board of Trustees. The Named Proxies are also authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournments or postponements thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Trustees’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card or vote by Internet or telephone. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Robinhood Ventures Fund I Annual Meeting of Shareholders Please make your marks like this: THE BOARD OF TRUSTEES RECOMMENDS A VOTE: FOR ON PROPOSAL 1 PROPOSAL YOUR VOTE BOARD OF TRUSTEES RECOMMENDS 1. The election of two (2) trustees of the Fund, to hold office until the annual meeting of shareholders in 2029 or until their successors shall have been duly elected and qualified; and FOR WITHHOLD 1.01 Meredith Whitney FOR 1.02 Shiv Verma FOR 2. The transaction of such other business as may properly come before the Meeting or any postponements or adjournments thereof. Check here if you would like to attend the meeting virtually. You must register to attend the meeting online and/or participate at www.proxydocs.com/RVI Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appear on your account. Joint owners should each sign personally. All holders must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date